                                                                     EXHIBIT 4.3


                             WALTON BANK & TRUST CO.
                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement") entered into as of this 21st day of March, 1995, by and between Walton Bank & Trust Co., a Georgia banking corporation (hereinafter referred to as the "Bank") and Morris Jordan (hereinafter referred to as the "Employee").

         WHEREAS, on March 21, 1990, the Board of Directors of the Bank adopted a stock option plan, for the Bank's and its subsidiary corporations' officers and key employees, known as "Walton Bank & Trust Co. 1990 Key Employee Incentive Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, the Board or Committee has determined that the Employee is a key employee within the meaning of the Plan, and the Board or Committee has granted the Employee a stock option to purchase the number of shares of the Bank's common stock as hereinafter set forth, and in consideration of the granting of that stock option the Employee intends to remain in the employ of the Bank; and

         WHEREAS, the Bank and the Employee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. INCORPORATION OF PLAN. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Employee.

         2. GRANT OF OPTION. Subject to the terms, restrictions, limitations and conditions stated herein, the Bank hereby evidences its grant to the Employee, not in lieu of salary or other compensation, of the right and option (hereinafter referred to as the "Option"), to purchase all or any part of an aggregate of such number of shares of the Bank's $5.00 par value common stock (the "Stock") as set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the times specified on Schedule A. The Option shall expire and is not exercisable as specified on Schedule A, or such earlier date as determined pursuant to Section 8, 9 or 10 hereof. Whether the Option is or is not an Incentive Stock option set forth on Schedule A.

         3. PURCHASE PRICE. The price per share to be paid by the Employee for the shares subject to this Option (the "Option Price") shall be as specified on Schedule A, which price is an amount at least equal to the Fair Market Value of a share of Stock as of the Date of Grant, as defined in Section 11 below, if the Option is an Incentive Stock Option, and is an amount at least equal to 80% of the Fair Market Value of a share of Stock as of the Date of Grant, as defined in
Section 11 below, if the Option is a non-Incentive Stock Option.

         4. EXERCISE TERMS. The Employee must exercise the Option for at least the lesser of 25 shares or the number of unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. OPTION NON-TRANSFERABLE. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution, and during the Employee's lifetime this Option is exercisable only by the Employee (or the employee's guardian or legal representative, should one be appointed). More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof shall by null and void and without legal effect.

         6. NOTICE OF EXERCISE OF OPTION. This Option may be exercised by the Employee, or by the Employee's administrators, executors or personal representatives, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Schedule B) signed by the Employee, or by said administrators, executors or personal representatives, and delivered or mailed to the Bank at its principal office in Monroe, Georgia, to the attention of the President or such other officer as the Bank may designate. Any such notice shall
(a) specify the number of shares of Stock which the Employee or the Employee's administrators, executors or personal representative, as the case may be, then elects to purchase hereunder, and (b) be accompanied by a certified or cashier's check payable to the Bank in payment of the total Option Price applicable to such shares as provided herein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Bank agrees to cause to be issued to the Employee or to the Employee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

         7. ADJUSTMENT IN OPTION. The number of Shares subject to this Option, the Option Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8. TERMINATION OF EMPLOYMENT.

         (a) Except as otherwise specified on Schedule A hereto, in the event of the termination of the Employee's employment as an employee of the Bank or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Employee and without written consent of the Bank, or (iii) for reasons of death or disability, the Employee may exercise this option at any time within fifteen (15) days after such termination, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         (b) Except as specified on Schedule A attached hereto, in the event of a termination of the Employee's employment that is either (i) for cause, (ii) voluntary on the part of the Employee and without the written consent of the Bank, this Option, to the extent not theretofore exercised, shall forthwith terminate and shall not thereafter be or become exercisable.

         (c) Retirement of the Employee at the normal retirement date as prescribed from time to time by the Bank or any subsidiary shall be deemed to be a termination of employment with consent for all purposes of this Option. This Option does not confer upon the Employee any right with respect to continuance of employment by the Bank or by any of its subsidiaries. This Option shall not be affected by any change of employment so long as the Employee continues to be an employee of the Bank or one of its Subsidiaries.

         9. DISABLED EMPLOYEE. In the event of termination of employment because of the Employee becoming a Disabled Employee, the Employee (or his or her personal representative) may exercise this Option at any time within fifteen
(15) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. DEATH OF EMPLOYEE. Except as otherwise set forth on Schedule A with respect to the rights of the Employee upon termination of employment under paragraph (a) of Section 8 hereof, in the event of the Employee's death while employed by the Bank or any of its Subsidiaries, or within fifteen (15) days after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Employee and without the written consent of the Bank), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the fifteen (15) day period subsequent to the Employee's death or (b) the expiration date of the Option. If the Employee was an employee of the Bank at the time of the Employee's death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Employee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. DATE OF GRANT. This option was granted by the Board of Directors of the Bank on the date set forth in Schedule A (the "Date of Grant").

         12. COMPLIANCE WITH REGULATORY MATTERS. The Employee acknowledges that the issuance of capital stock of the Bank is subject to regulation by various regulatory authorities, and Employee hereby agrees that the Bank shall not be obligated to issue any share of Stock upon exercise of this Option that would cause the Bank to violate any rules, regulations, orders or consent decrees of any such regulatory authority having jurisdiction over the affairs of the Bank.

         13. MISCELLANEOUS.

             (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

             (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

             (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three (3) days after deposit thereof in the United States mail, registered, return receipt requested, and postage prepaid, addressed, if to the Employee, at the address set forth below, and if to the Bank, to the executive offices of the Bank at 1302 West Spring Street, Box 1376, Monroe, Georgia 30655.

             (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Bank has caused this Stock Option Agreement to be executed on behalf of the Bank and the Bank's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Bank, and the Employee has executed this Stock Option Agreement under seal, all as of the day and year first above written.



WALTON BANK & TRUST CO.                       EMPLOYEE



By: /s/ Hugh B. Williamson, III               By: /s/ W. Morris Jordan
   ----------------------------                   ---------------------
Name:  Hugh B. Williamson, III                Name: W. Morris Jordan
Title: Chairman

                                              Address:

ATTEST:

/s/ Nedra E. Jackson
--------------------
Nedra E. Jackson

Secretary/Assistant Secretary

(SEAL)


                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                             WALTON BANK & TRUST CO.
                                       AND
                                  MORRIS JORDAN

                           Dated:               , 1995
                                 ---------------

1.       NUMBER OF SHARES SUBJECT TO OPTION: Two Thousand  (2,000) Shares.

2.       THIS OPTION (Check One) [X] IS [  ] IS NOT AN INCENTIVE STOCK OPTION

3.       OPTION EXERCISE PRICE: $11.42 per Share.

4.       DATE OF GRANT: March 21, 1995

5.       OPTION VESTING SCHEDULE:

         Check one:

         ( ) Options are exercisable with respect to all shares on or after the date hereof

         (X) Options are exercisable with respect to the number of shares indicated below on or after the date set next to the number of shares:

                           No. of Shares             Vesting Date
                           -------------             ------------


                           1,000                     Date of Grant
                             200                     1 year after Date of Grant
                             200                     2 years after Date of Grant
                             200                     3 years after Date of Grant
                             200                     4 years after Date of Grant
                             200                     5 years after Date of Grant



6.       OPTION EXERCISE PERIOD:

         Check one:

         (X) All options expire and are void unless exercise on or before 10 years after Date of Grant.

         ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                           NO. OF SHARES             EXPIRATION DATE

7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):
         Not different from that set forth in Sections 8 and 10.

                                   SCHEDULE B

                               NOTICE OF EXERCISE


         The undersigned hereby notifies Walton Bank & Trust Co. (the "Bank") of this election to exercise the undersigned's stock option to purchase ____________________ (______) shares of the Bank's $5.00 par value common stock pursuant to the stock Option Agreement (the "Agreement") between the undersigned and the Bank dated _______________. Accompanying this Notice is a certified or a cashier's check in the amount of $_______________ payable to the Bank, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of said shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _______________, 19___.


                                    EMPLOYEE [OR EMPLOYEE'S ADMINISTRATOR,
                                    EXECUTOR OR PERSONAL REPRESENTATIVE]



                                    Name:
                                         --------------------------------------
                                         Position (if other than Employee):

                             WALTON BANK & TRUST CO.
                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement") entered into as of this 26th day of April, 1994, by and between Walton Bank & Trust Co., a Georgia banking corporation (hereinafter referred to as the "Bank") and Morris Jordan (hereinafter referred to as the "Employee").

         WHEREAS, on March 21, 1990, the Board of Directors of the Bank adopted a stock option plan, for the Bank's and its subsidiary corporations' officers and key employees, known as "Walton Bank & Trust Co. 1990 Key Employee Incentive Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, the Board or Committee has determined that the Employee is a key employee within the meaning of the Plan, and the Board or Committee has granted the Employee a stock option to purchase the number of shares of the Bank's common stock as hereinafter set forth, and in consideration of the granting of that stock option the Employee intends to remain in the employ of the Bank; and

         WHEREAS, the Bank and the Employee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. INCORPORATION OF PLAN. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Employee.

         2. GRANT OF OPTION. Subject to the terms, restrictions, limitations and conditions stated herein, the Bank hereby evidences its grant to the Employee, not in lieu of salary or other compensation, of the right and option (hereinafter referred to as the "Option"), to purchase all or any part of an aggregate of such number of shares of the Bank's $5.00 par value common stock (the "Stock") as set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the times specified on Schedule A. The Option shall expire and is not exercisable as specified on Schedule A, or such earlier date as determined pursuant to Section 8, 9 or 10 hereof. Whether the Option is or is not an Incentive Stock option set forth on Schedule A.

         3. PURCHASE PRICE. The price per share to be paid by the Employee for the shares subject to this Option (the "Option Price") shall be as specified on Schedule A, which price is an amount at least equal to the Fair Market Value of a share of Stock as of the Date of Grant, as defined in Section 11 below, if the Option is an Incentive Stock Option, and is an amount at least equal to 80% of the Fair Market Value of a share of Stock as of the Date of Grant, as defined in
Section 11 below, if the Option is a non-Incentive Stock Option.

         4. EXERCISE TERMS. The Employee must exercise the Option for at least the lesser of 25 shares or the number of unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. OPTION NON-TRANSFERABLE. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution, and during the Employee's lifetime this Option is exercisable only by the Employee (or the employee's guardian or legal representative, should one be appointed). More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof shall by null and void and without legal effect.

         6. NOTICE OF EXERCISE OF OPTION. This Option may be exercised by the Employee, or by the Employee's administrators, executors or personal representatives, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Schedule B) signed by the Employee, or by said administrators, executors or personal representatives, and delivered or mailed to the Bank at its principal office in Monroe, Georgia, to the attention of the President or such other officer as the Bank may designate. Any such notice shall
(a) specify the number of shares of Stock which the Employee or the Employee's administrators, executors or personal representative, as the case may be, then elects to purchase hereunder, and (b) be accompanied by a certified or cashier's check payable to the Bank in payment of the total Option Price applicable to such shares as provided herein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Bank agrees to cause to be issued to the Employee or to the Employee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

         7. ADJUSTMENT IN OPTION. The number of Shares subject to this Option, the Option Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8. TERMINATION OF EMPLOYMENT.

         (a) Except as otherwise specified on Schedule A hereto, in the event of the termination of the Employee's employment as an employee of the Bank or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Employee and without written consent of the Bank, or (iii) for reasons of death or disability, the Employee may exercise this option at any time within fifteen (15) days after such termination, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         (b) Except as specified on Schedule A attached hereto, in the event of a termination of the Employee's employment that is either (i) for cause, (ii) voluntary on the part of the Employee and without the written consent of the Bank, this Option, to the extent not theretofore exercised, shall forthwith terminate and shall not thereafter be or become exercisable.

         (c) Retirement of the Employee at the normal retirement date as prescribed from time to time by the Bank or any subsidiary shall be deemed to be a termination of employment with consent for all purposes of this Option. This Option does not confer upon the Employee any right with respect to continuance of employment by the Bank or by any of its subsidiaries. This Option shall not be affected by any change of employment so long as the Employee continues to be an employee of the Bank or one of its Subsidiaries.

         9. DISABLED EMPLOYEE. In the event of termination of employment because of the Employee becoming a Disabled Employee, the Employee (or his or her personal representative) may exercise this Option at any time within fifteen
(15) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. DEATH OF EMPLOYEE. Except as otherwise set forth on Schedule A with respect to the rights of the Employee upon termination of employment under paragraph (a) of Section 8 hereof, in the event of the Employee's death while employed by the Bank or any of its Subsidiaries, or within fifteen (15) days after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Employee and without the written consent of the Bank), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the fifteen (15) day period subsequent to the Employee's death or (b) the expiration date of the Option. If the Employee was an employee of the Bank at the time of the Employee's death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Employee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. DATE OF GRANT. This option was granted by the Board of Directors of the Bank on the date set forth in Schedule A (the "Date of Grant").

         12. COMPLIANCE WITH REGULATORY MATTERS. The Employee acknowledges that the issuance of capital stock of the Bank is subject to regulation by various regulatory authorities, and Employee hereby agrees that the Bank shall not be obligated to issue any share of Stock upon exercise of this Option that would cause the Bank to violate any rules, regulations, orders or consent decrees of any such regulatory authority having jurisdiction over the affairs of the Bank.

         13. MISCELLANEOUS.

             (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

             (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

             (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three (3) days after deposit thereof in the United States mail, registered, return receipt requested, and postage prepaid, addressed, if to the Employee, at the address set forth below, and if to the Bank, to the executive offices of the Bank at 1302 West Spring Street, Box 1376, Monroe, Georgia 30655.

             (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Bank has caused this Stock Option Agreement to be executed on behalf of the Bank and the Bank's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Bank, and the Employee has executed this Stock Option Agreement under seal, all as of the day and year first above written.


WALTON BANK & TRUST CO.                EMPLOYEE


By: /s/ Hugh B. Williamson, III        By: /s/ W. Morris Jordan
   ----------------------------           ---------------------
Name:  Hugh B. Williamson, III         Name: W. Morris Jordan
Title: Chairman

                                    Address:

ATTEST:

/s/ Nedra E. Jackson
----------------------
Nedra E. Jackson

Secretary/Assistant Secretary

(SEAL)


                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                             WALTON BANK & TRUST CO.
                                       AND
                                  MORRIS JORDAN

                              Dated: April 26, 1994

1.       NUMBER OF SHARES SUBJECT TO OPTION: Two Thousand (2,000) Shares.

2.       THIS OPTION (Check One) [X] IS [ ] IS NOT AN INCENTIVE STOCK OPTION

3.       OPTION EXERCISE PRICE: $10.50 per Share.

4.       DATE OF GRANT: April 26, 1994

5.       OPTION VESTING SCHEDULE:

         Check one:

         ( ) Options are exercisable with respect to all shares on or after the date hereof

         (X) Options are exercisable with respect to the number of shares indicated below on or after the date set next to the number of shares:


                           No. of Shares             Vesting Date
                           -------------             -------------



                           1,000                     Date of Grant
                             200                     1 year after Date of Grant
                             200                     2 years after Date of Grant
                             200                     3 years after Date of Grant
                             200                     4 years after Date of Grant
                             200                     5 years after Date of Grant



6.       OPTION EXERCISE PERIOD:


         Check one:

         (X) All options expire and are void unless exercise on or before 10 years after Date of Grant.

         ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                           No. of Shares             Expiration Date
                           -------------             ---------------

7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):
         Not different from that set forth in Sections 8 and 10.

                                   SCHEDULE B

                               NOTICE OF EXERCISE


         The undersigned hereby notifies Walton Bank & Trust Co. (the "Bank") of this election to exercise the undersigned's stock option to purchase ____________________ (______) shares of the Bank's $5.00 par value common stock pursuant to the stock Option Agreement (the "Agreement") between the undersigned and the Bank dated _______________. Accompanying this Notice is a certified or a cashier's check in the amount of $_______________ payable to the Bank, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of said shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _______________, 19___.


                                    EMPLOYEE [OR EMPLOYEE'S ADMINISTRATOR,
                                    EXECUTOR OR PERSONAL REPRESENTATIVE]



                                    Name:
                                         ----------------------------------
                                    Position (if other than Employee):

                             WALTON BANK & TRUST CO.
                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement") entered into as of this 28th day of April, 1993, by and between Walton Bank & Trust Co., a Georgia banking corporation (hereinafter referred to as the "Bank") and Morris Jordan (hereinafter referred to as the "Employee").

         WHEREAS, on March 21, 1990, the Board of Directors of the Bank adopted a stock option plan, for the Bank's and its subsidiary corporations' officers and key employees, known as "Walton Bank & Trust Co. 1990 Key Employee Incentive Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, the Board or Committee has determined that the Employee is a key employee within the meaning of the Plan, and the Board or Committee has granted the Employee a stock option to purchase the number of shares of the Bank's common stock as hereinafter set forth, and in consideration of the granting of that stock option the Employee intends to remain in the employ of the Bank; and

         WHEREAS, the Bank and the Employee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. INCORPORATION OF PLAN. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Employee.

         2. GRANT OF OPTION. Subject to the terms, restrictions, limitations and conditions stated herein, the Bank hereby evidences its grant to the Employee, not in lieu of salary or other compensation, of the right and option (hereinafter referred to as the "Option"), to purchase all or any part of an aggregate of such number of shares of the Bank's $5.00 par value common stock (the "Stock") as set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the times specified on Schedule A. The Option shall expire and is not exercisable as specified on Schedule A, or such earlier date as determined pursuant to Section 8, 9 or 10 hereof. Whether the Option is or is not an Incentive Stock option set forth on Schedule A.

         3. PURCHASE PRICE. The price per share to be paid by the Employee for the shares subject to this Option (the "Option Price") shall be as specified on Schedule A, which price is an amount at least equal to the Fair Market Value of a share of Stock as of the Date of Grant, as defined in Section 11 below, if the Option is an Incentive Stock Option, and is an amount at least equal to 80% of the Fair Market Value of a share of Stock as of the Date of Grant, as defined in
Section 11 below, if the Option is a non-Incentive Stock Option.

         4. EXERCISE TERMS. The Employee must exercise the Option for at least the lesser of 25 shares or the number of unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. OPTION NON-TRANSFERABLE. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution, and during the Employee's lifetime this Option is exercisable only by the Employee (or the employee's guardian or legal representative, should one be appointed). More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof shall by null and void and without legal effect.

         6. NOTICE OF EXERCISE OF OPTION. This Option may be exercised by the Employee, or by the Employee's administrators, executors or personal representatives, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Schedule B) signed by the Employee, or by said administrators, executors or personal representatives, and delivered or mailed to the Bank at its principal office in Monroe, Georgia, to the attention of the President or such other officer as the Bank may designate. Any such notice shall
(a) specify the number of shares of Stock which the Employee or the Employee's administrators, executors or personal representative, as the case may be, then elects to purchase hereunder, and (b) be accompanied by a certified or cashier's check payable to the Bank in payment of the total Option Price applicable to such shares as provided herein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Bank agrees to cause to be issued to the Employee or to the Employee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

         7. ADJUSTMENT IN OPTION. The number of Shares subject to this Option, the Option Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8. TERMINATION OF EMPLOYMENT.

         (a) Except as otherwise specified on Schedule A hereto, in the event of the termination of the Employee's employment as an employee of the Bank or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Employee and without written consent of the Bank, or (iii) for reasons of death or disability, the Employee may exercise this option at any time within fifteen (15) days after such termination, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         (b) Except as specified on Schedule A attached hereto, in the event of a termination of the Employee's employment that is either (i) for cause, (ii) voluntary on the part of the Employee and without the written consent of the Bank, this Option, to the extent not theretofore exercised, shall forthwith terminate and shall not thereafter be or become exercisable.

         (c) Retirement of the Employee at the normal retirement date as prescribed from time to time by the Bank or any subsidiary shall be deemed to be a termination of employment with consent for all purposes of this Option. This Option does not confer upon the Employee any right with respect to continuance of employment by the Bank or by any of its subsidiaries. This Option shall not be affected by any change of employment so long as the Employee continues to be an employee of the Bank or one of its Subsidiaries.

         9. DISABLED EMPLOYEE. In the event of termination of employment because of the Employee becoming a Disabled Employee, the Employee (or his or her personal representative) may exercise this Option at any time within fifteen
(15) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. DEATH OF EMPLOYEE. Except as otherwise set forth on Schedule A with respect to the rights of the Employee upon termination of employment under paragraph (a) of Section 8 hereof, in the event of the Employee's death while employed by the Bank or any of its Subsidiaries, or within fifteen (15) days after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Employee and without the written consent of the Bank), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the fifteen (15) day period subsequent to the Employee's death or (b) the expiration date of the Option. If the Employee was an employee of the Bank at the time of the Employee's death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Employee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. DATE OF GRANT. This option was granted by the Board of Directors of the Bank on the date set forth in Schedule A (the "Date of Grant").

         12. COMPLIANCE WITH REGULATORY MATTERS. The Employee acknowledges that the issuance of capital stock of the Bank is subject to regulation by various regulatory authorities, and Employee hereby agrees that the Bank shall not be obligated to issue any share of Stock upon exercise of this Option that would cause the Bank to violate any rules, regulations, orders or consent decrees of any such regulatory authority having jurisdiction over the affairs of the Bank.

         13. MISCELLANEOUS.

             (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

             (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

             (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three (3) days after deposit thereof in the United States mail, registered, return receipt requested, and postage prepaid, addressed, if to the Employee, at the address set forth below, and if to the Bank, to the executive offices of the Bank at 1302 West Spring Street, Box 1376, Monroe, Georgia 30655.

             (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Bank has caused this Stock Option Agreement to be executed on behalf of the Bank and the Bank's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Bank, and the Employee has executed this Stock Option Agreement under seal, all as of the day and year first above written.


WALTON BANK & TRUST CO.               EMPLOYEE



By: /s/ Hugh B. Williamson, III       By: /s/ W. Morris Jordan
   ----------------------------           ---------------------
Name:  Hugh B. Williamson, III        Name: W. Morris Jordan
Title: Chairman

                                    Address:

ATTEST:

/s/ NEDRA E. JACKSON
--------------------
Nedra E. Jackson

Secretary/Assistant Secretary

(SEAL)


                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                             WALTON BANK & TRUST CO.
                                       AND
                                  MORRIS JORDAN

                              Dated: April 28, 1993

1.       NUMBER OF SHARES SUBJECT TO OPTION: Two Thousand  (2,000) Shares.

2.       THIS OPTION (Check One) [X] IS [ ] IS NOT AN INCENTIVE STOCK OPTION

3.       OPTION EXERCISE PRICE: $10.00 per Share.

4.       DATE OF GRANT: April 28, 1993

5.       OPTION VESTING SCHEDULE:

         Check one:

         ( ) Options are exercisable with respect to all shares on or after the date hereof

         (X) Options are exercisable with respect to the number of shares indicated below on or after the date set next to the number of shares:


                           No. of Shares             Vesting Date
                           -------------             ------------


                           1,000                     Date of Grant
                             200                     1 year after Date of Grant
                             200                     2 years after Date of Grant
                             200                     3 years after Date of Grant
                             200                     4 years after Date of Grant
                             200                     5 years after Date of Grant


6.       OPTION EXERCISE PERIOD:

         Check one:

         (X) All options expire and are void unless exercise on or before 10 years after Date of Grant.

         ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                           No. of Shares             Expiration Date
                           -------------             ---------------

7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):
         Not different from that set forth in Sections 8 and 10.

                                   SCHEDULE B

                               NOTICE OF EXERCISE


         The undersigned hereby notifies Walton Bank & Trust Co. (the "Bank") of this election to exercise the undersigned's stock option to purchase ____________________ (______) shares of the Bank's $5.00 par value common stock pursuant to the stock Option Agreement (the "Agreement") between the undersigned and the Bank dated April 28, 1993. Accompanying this Notice is a certified or a cashier's check in the amount of $_______________ payable to the Bank, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of said shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _______________, 19___.


                                       EMPLOYEE [OR EMPLOYEE'S ADMINISTRATOR,
                                       EXECUTOR OR PERSONAL REPRESENTATIVE]



                                       Name:
                                            ---------------------------------
                                            Position (if other than Employee):

                             WALTON BANK & TRUST CO.
                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement") entered into as of this 17th day of June, 1992, by and between Walton Bank & Trust Co., a Georgia banking corporation (hereinafter referred to as the "Bank") and Morris Jordan (hereinafter referred to as the "Employee").

         WHEREAS, on March 21, 1990, the Board of Directors of the Bank adopted a stock option plan, for the Bank's and its subsidiary corporations' officers and key employees, known as "Walton Bank & Trust Co. 1990 Key Employee Incentive Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, the Board or Committee has determined that the Employee is a key employee within the meaning of the Plan, and the Board or Committee has granted the Employee a stock option to purchase the number of shares of the Bank's common stock as hereinafter set forth, and in consideration of the granting of that stock option the Employee intends to remain in the employ of the Bank; and

         WHEREAS, the Bank and the Employee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. INCORPORATION OF PLAN. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Employee.

         2. GRANT OF OPTION. Subject to the terms, restrictions, limitations and conditions stated herein, the Bank hereby evidences its grant to the Employee, not in lieu of salary or other compensation, of the right and option (hereinafter referred to as the "Option"), to purchase all or any part of an aggregate of such number of shares of the Bank's $5.00 par value common stock (the "Stock") as set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the times specified on Schedule A. The Option shall expire and is not exercisable as specified on Schedule A, or such earlier date as determined pursuant to Section 8, 9 or 10 hereof. Whether the Option is or is not an Incentive Stock option set forth on Schedule A.

         3. PURCHASE PRICE. The price per share to be paid by the Employee for the shares subject to this Option (the "Option Price") shall be as specified on Schedule A, which price is an amount at least equal to the Fair Market Value of a share of Stock as of the Date of Grant, as defined in Section 11 below, if the Option is an Incentive Stock Option, and is an amount at least equal to 80% of the Fair Market Value of a share of Stock as of the Date of Grant, as defined in
Section 11 below, if the Option is a non-Incentive Stock Option.

         4. EXERCISE TERMS. The Employee must exercise the Option for at least the lesser of 25 shares or the number of unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. OPTION NON-TRANSFERABLE. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution, and during the Employee's lifetime this Option is exercisable only by the Employee (or the employee's guardian or legal representative, should one be appointed). More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof shall by null and void and without legal effect.

         6. NOTICE OF EXERCISE OF OPTION. This Option may be exercised by the Employee, or by the Employee's administrators, executors or personal representatives, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Schedule B) signed by the Employee, or by said administrators, executors or personal representatives, and delivered or mailed to the Bank at its principal office in Monroe, Georgia, to the attention of the President or such other officer as the Bank may designate. Any such notice shall
(a) specify the number of shares of Stock which the Employee or the Employee's administrators, executors or personal representative, as the case may be, then elects to purchase hereunder, and (b) be accompanied by a certified or cashier's check payable to the Bank in payment of the total Option Price applicable to such shares as provided herein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Bank agrees to cause to be issued to the Employee or to the Employee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

         7. ADJUSTMENT IN OPTION. The number of Shares subject to this Option, the Option Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8. TERMINATION OF EMPLOYMENT.

         (a) Except as otherwise specified on Schedule A hereto, in the event of the termination of the Employee's employment as an employee of the Bank or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Employee and without written consent of the Bank, or (iii) for reasons of death or disability, the Employee may exercise this option at any time within fifteen (15) days after such termination, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         (b) Except as specified on Schedule A attached hereto, in the event of a termination of the Employee's employment that is either (i) for cause, (ii) voluntary on the part of the Employee and without the written consent of the Bank, this Option, to the extent not theretofore exercised, shall forthwith terminate and shall not thereafter be or become exercisable.

         (c) Retirement of the Employee at the normal retirement date as prescribed from time to time by the Bank or any subsidiary shall be deemed to be a termination of employment with consent for all purposes of this Option. This Option does not confer upon the Employee any right with respect to continuance of employment by the Bank or by any of its subsidiaries. This Option shall not be affected by any change of employment so long as the Employee continues to be an employee of the Bank or one of its Subsidiaries.

         9. DISABLED EMPLOYEE. In the event of termination of employment because of the Employee becoming a Disabled Employee, the Employee (or his or her personal representative) may exercise this Option at any time within fifteen
(15) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. DEATH OF EMPLOYEE. Except as otherwise set forth on Schedule A with respect to the rights of the Employee upon termination of employment under paragraph (a) of Section 8 hereof, in the event of the Employee's death while employed by the Bank or any of its Subsidiaries, or within fifteen (15) days after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Employee and without the written consent of the Bank), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the fifteen (15) day period subsequent to the Employee's death or (b) the expiration date of the Option. If the Employee was an employee of the Bank at the time of the Employee's death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Employee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. DATE OF GRANT. This option was granted by the Board of Directors of the Bank on the date set forth in Schedule A (the "Date of Grant").

         12. COMPLIANCE WITH REGULATORY MATTERS. The Employee acknowledges that the issuance of capital stock of the Bank is subject to regulation by various regulatory authorities, and Employee hereby agrees that the Bank shall not be obligated to issue any share of Stock upon exercise of this Option that would cause the Bank to violate any rules, regulations, orders or consent decrees of any such regulatory authority having jurisdiction over the affairs of the Bank.

         13. MISCELLANEOUS.

             (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

             (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

             (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three (3) days after deposit thereof in the United States mail, registered, return receipt requested, and postage prepaid, addressed, if to the Employee, at the address set forth below, and if to the Bank, to the executive offices of the Bank at 1302 West Spring Street, Box 1376, Monroe, Georgia 30655.

             (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Bank has caused this Stock Option Agreement to be executed on behalf of the Bank and the Bank's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Bank, and the Employee has executed this Stock Option Agreement under seal, all as of the day and year first above written.



WALTON BANK & TRUST CO.                  EMPLOYEE



By: /s/ Hugh B. Williamson, III          By: /s/ Morris Jordan
   ----------------------------              ------------------
Name: Hugh B, Williamson, III                Name: Morris Jordan
Title: Chairman

                                         Address:

ATTEST:

/s/ Nedra E. Jackson
--------------------
Secretary/Assistant Secretary

[SEAL]




                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                             WALTON BANK & TRUST CO.
                                       AND
                                  MORRIS JORDAN

                              Dated: June 17, 1992

1.       NUMBER OF SHARES SUBJECT TO OPTION: Two Thousand  (2,000) Shares.

2.       THIS OPTION (Check One) [X] IS [ ] IS NOT AN INCENTIVE STOCK OPTION


3.       OPTION EXERCISE PRICE: $10.00 per Share.

4.       DATE OF GRANT: June 17, 1992

5.       OPTION VESTING SCHEDULE:

         Check one:

         ( ) Options are exercisable with respect to all shares on or after the date hereof

         (X) Options are exercisable with respect to the number of shares indicated below on or after the date set next to the number of shares:


                           No. of Shares             Vesting Date


                           1,000                     Date of Grant
                             200                     1 year after Date of Grant
                             200                     2 years after Date of Grant
                             200                     3 years after Date of Grant
                             200                     4 years after Date of Grant
                             200                     5 years after Date of Grant


6.       OPTION EXERCISE PERIOD:

         Check one:

         (X) All options expire and are void unless exercise on or before 10 years after Date of Grant.

         ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                           No. of Shares             Expiration Date
                           -------------             ---------------

7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):
         Not different from that set forth in Sections 8 and 10.

                                   SCHEDULE B

                               NOTICE OF EXERCISE


         The undersigned hereby notifies Walton Bank & Trust Co. (the "Bank") of this election to exercise the undersigned's stock option to purchase ____________________ (______) shares of the Bank's $5.00 par value common stock pursuant to the stock Option Agreement (the "Agreement") between the undersigned and the Bank dated June 17, 1992. Accompanying this Notice is a certified or a cashier's check in the amount of $_______________ payable to the Bank, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of said shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _______________, 19___.


                                        EMPLOYEE [OR EMPLOYEE'S ADMINISTRATOR,
                                        EXECUTOR OR PERSONAL REPRESENTATIVE]



                                        Name:
                                             ---------------------------------
                                             Position (if other than Employee):

                             WALTON BANK & TRUST CO.
                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement") entered into as of this 20th day of March, 1991, by and between Walton Bank & Trust Co., a Georgia banking corporation (hereinafter referred to as the "Bank") and Morris Jordan (hereinafter referred to as the "Employee").

         WHEREAS, on March 21, 1990, the Board of Directors of the Bank adopted a stock option plan, for the Bank's and its subsidiary corporations' officers and key employees, known as "Walton Bank & Trust Co. 1990 Key Employee Incentive Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, the Board or Committee has determined that the Employee is a key employee within the meaning of the Plan, and the Board or Committee has granted the Employee a stock option to purchase the number of shares of the Bank's common stock as hereinafter set forth, and in consideration of the granting of that stock option the Employee intends to remain in the employ of the Bank; and

         WHEREAS, the Bank and the Employee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. INCORPORATION OF PLAN. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Employee.

         2. GRANT OF OPTION. Subject to the terms, restrictions, limitations and conditions stated herein, the Bank hereby evidences its grant to the Employee, not in lieu of salary or other compensation, of the right and option (hereinafter referred to as the "Option"), to purchase all or any part of an aggregate of such number of shares of the Bank's $5.00 par value common stock (the "Stock") as set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the times specified on Schedule A. The Option shall expire and is not exercisable as specified on Schedule A, or such earlier date as determined pursuant to Section 8, 9 or 10 hereof. Whether the Option is or is not an Incentive Stock option set forth on Schedule A.

         3. PURCHASE PRICE. The price per share to be paid by the Employee for the shares subject to this Option (the "Option Price") shall be as specified on Schedule A, which price is an amount at least equal to the Fair Market Value of a share of Stock as of the Date of Grant, as defined in Section 11 below, if the Option is an Incentive Stock Option, and is an amount at least equal to 80% of the Fair Market Value of a share of Stock as of the Date of Grant, as defined in
Section 11 below, if the Option is a non-Incentive Stock Option.

         4. EXERCISE TERMS. The Employee must exercise the Option for at least the lesser of 25 shares or the number of unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. OPTION NON-TRANSFERABLE. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution, and during the Employee's lifetime this Option is exercisable only by the Employee (or the employee's guardian or legal representative, should one be appointed). More particularly (but without limiting the generality of the foregoing), this Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof shall by null and void and without legal effect.

         6. NOTICE OF EXERCISE OF OPTION. This Option may be exercised by the Employee, or by the Employee's administrators, executors or personal representatives, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Schedule B) signed by the Employee, or by said administrators, executors or personal representatives, and delivered or mailed to the Bank at its principal office in Monroe, Georgia, to the attention of the President or such other officer as the Bank may designate. Any such notice shall
(a) specify the number of shares of Stock which the Employee or the Employee's administrators, executors or personal representative, as the case may be, then elects to purchase hereunder, and (b) be accompanied by a certified or cashier's check payable to the Bank in payment of the total Option Price applicable to such shares as provided herein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Bank agrees to cause to be issued to the Employee or to the Employee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

         7. ADJUSTMENT IN OPTION. The number of Shares subject to this Option, the Option Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8. TERMINATION OF EMPLOYMENT.

         (a) Except as otherwise specified on Schedule A hereto, in the event of the termination of the Employee's employment as an employee of the Bank or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Employee and without written consent of the Bank, or (iii) for reasons of death or disability, the Employee may exercise this option at any time within fifteen (15) days after such termination, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         (b) Except as specified on Schedule A attached hereto, in the event of a termination of the Employee's employment that is either (i) for cause, (ii) voluntary on the part of the Employee and without the written consent of the Bank, this Option, to the extent not theretofore exercised, shall forthwith terminate and shall not thereafter be or become exercisable.

         (c) Retirement of the Employee at the normal retirement date as prescribed from time to time by the Bank or any subsidiary shall be deemed to be a termination of employment with consent for all purposes of this Option. This Option does not confer upon the Employee any right with respect to continuance of employment by the Bank or by any of its subsidiaries. This Option shall not be affected by any change of employment so long as the Employee continues to be an employee of the Bank or one of its Subsidiaries.

         9. DISABLED EMPLOYEE. In the event of termination of employment because of the Employee becoming a Disabled Employee, the Employee (or his or her personal representative) may exercise this Option at any time within fifteen
(15) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. DEATH OF EMPLOYEE. Except as otherwise set forth on Schedule A with respect to the rights of the Employee upon termination of employment under paragraph (a) of Section 8 hereof, in the event of the Employee's death while employed by the Bank or any of its Subsidiaries, or within fifteen (15) days after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Employee and without the written consent of the Bank), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the fifteen (15) day period subsequent to the Employee's death or (b) the expiration date of the Option. If the Employee was an employee of the Bank at the time of the Employee's death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Employee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. DATE OF GRANT. This option was granted by the Board of Directors of the Bank on the date set forth in Schedule A (the "Date of Grant").

         12. COMPLIANCE WITH REGULATORY MATTERS. The Employee acknowledges that the issuance of capital stock of the Bank is subject to regulation by various regulatory authorities, and Employee hereby agrees that the Bank shall not be obligated to issue any share of Stock upon exercise of this Option that would cause the Bank to violate any rules, regulations, orders or consent decrees of any such regulatory authority having jurisdiction over the affairs of the Bank.

         13. MISCELLANEOUS.

             (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

             (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

             (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three (3) days after deposit thereof in the United States mail, registered, return receipt requested, and postage prepaid, addressed, if to the Employee, at the address set forth below, and if to the Bank, to the executive offices of the Bank at 1302 West Spring Street, Box 1376, Monroe, Georgia 30655.

             (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Bank has caused this Stock Option Agreement to be executed on behalf of the Bank and the Bank's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Bank, and the Employee has executed this Stock Option Agreement under seal, all as of the day and year first above written.



WALTON BANK & TRUST CO.               EMPLOYEE



By: /s/ Hugh B. Williamson, III       By: /s/ Morris Jordan
   ----------------------------           ------------------
Name:                                 Name: Morris Jordan
Title: Chairman

                                    Address:

ATTEST:

/s/ Nedra E. Jackson
--------------------

Secretary/Assistant Secretary

[SEAL]


                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                              WALTON BANK & TRUST CO.
                                       AND
                                  MORRIS JORDAN

                              Dated: March 20, 1991

1.       NUMBER OF SHARES SUBJECT TO OPTION: Two Thousand  (2,000) Shares.

2.       THIS OPTION (Check One) [X] IS [ ] IS NOT AN INCENTIVE STOCK OPTION

3.       OPTION EXERCISE PRICE: $10.00 per Share.

4.       DATE OF GRANT: March 20, 1991

5.       OPTION VESTING SCHEDULE:

         Check one:

         ( ) Options are exercisable with respect to all shares on or after the date hereof

         (X) Options are exercisable with respect to the number of shares indicated below on or after the date set next to the number of shares:


                           No. of Shares             Vesting Date
                           -------------             ------------


                           1,000                     Date of Grant
                             200                     1 year after Date of Grant
                             200                     2 years after Date of Grant
                             200                     3 years after Date of Grant
                             200                     4 years after Date of Grant
                             200                     5 years after Date of Grant



6.       OPTION EXERCISE PERIOD:

         Check one:

         (X) All options expire and are void unless exercise on or before 10 years after Date of Grant.

         ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                           No. of Shares             Expiration Date
                           -------------             ---------------

7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8 and 10 of the Stock Option Agreement):
         Not different from that set forth in Sections 8 and 10.

                                   SCHEDULE B

                               NOTICE OF EXERCISE


         The undersigned hereby notifies Walton Bank & Trust Co. (the "Bank") of this election to exercise the undersigned's stock option to purchase ____________________ (______) shares of the Bank's $5.00 par value common stock pursuant to the stock Option Agreement (the "Agreement") between the undersigned and the Bank dated March 20, 1991. Accompanying this Notice is a certified or a cashier's check in the amount of $_______________ payable to the Bank, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of said shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _______________, 19___.


                                       EMPLOYEE [OR EMPLOYEE'S ADMINISTRATOR,
                                       EXECUTOR OR PERSONAL REPRESENTATIVE]



                                       Name:
                                            --------------------------------
                                            Position (if other than Employee):